Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S EARNS $0.39 PER SHARE
SCOTTSDALE, ARIZONA, (July 23, 2008) — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported consolidated net income of $9.4 million for the second quarter ended June 29, 2008 compared to $9.3 million for the second quarter of the prior year. Net income per diluted share for the second quarter of fiscal 2008 was $0.39 and the prior year was $0.36.

(000 except per share data)	2Q08	2Q07
Revenues	$304,079	$266,823

Income from continuing operations	$9,631	$9,630
Net income	$9,398	$9,277

Income from continuing operations per diluted share	$0.40	$0.37
Net income per diluted share	$0.39	$0.36

Weighted average shares — diluted	24,247	26,129
For the second quarter of 2008, consolidated revenues were $304.1 million compared to $266.8 million for the second quarter of 2007. Sales at company-owned P.F. Chang’s China Bistro restaurants accounted for $231.8 million of consolidated revenues and sales at the Company’s Pei Wei Asian Diner restaurants accounted for $72.1 million of consolidated revenues.
For the 13 weeks ended June 29, 2008, comparable store sales decreased 2.3% at the Bistro as a reduction in overall guest traffic more than offset the benefit of a 4% to 5% average check increase reflecting the net impact of price increases and menu mix changes. Comparable store sales at the Bistro decreased 2.5%, 1.4%, and 2.9% in April, May and June, respectively.
For the 13 weeks ended June 29, 2008, comparable store sales decreased 3.2% at Pei Wei as a reduction in overall guest traffic more than offset the benefit of a slightly higher average check reflecting the net impact of price increases and menu mix changes. Comparable store sales at Pei Wei decreased 2.2%, 4.2%, and 3.5% for April, May and June, respectively.
Net income for both years includes a loss from discontinued operations related to the Company’s previously announced decision to exit operation of its Taneko business. The Company has reached an agreement to sell Taneko’s long-lived assets and the transaction is expected to close on August 1, 2008.
During the second quarter of 2008, the Company opened five new Bistro restaurants and four new Pei Wei restaurants.
2008 Expectations
“Revenues at both concepts for the second quarter were slightly below our expectations and we continue to believe that consumers will remain under economic pressure for the rest of the year”, noted Rick Federico, CEO. “Despite our lower than anticipated revenue performance, we are pleased with our second quarter earnings which reflect better than anticipated operating results, as we continued to focus on improving operating margins and general & administrative costs, both of which were more favorable than expected during the quarter. We continue to remain optimistic about our business and given our better than expected results for the past two quarters, we are modestly increasing our earnings expectations for the year from a range of $1.34 — $1.40 per share to a range of $1.36- $1.42 per share.”
The Company plans to open a total of 17 new Bistro restaurants and 25 new Pei Wei restaurants during 2008 and expects full year fiscal 2008 consolidated revenues to increase 12 to 13 percent.

2009 Development
The Company has reduced its planned 2009 development and currently expects to open 12 to 14 new Bistro restaurants and 6 to 10 new Pei Wei restaurants during fiscal 2009 primarily reflecting the current macroeconomic environment.
Share Repurchase Program
During the second quarter of fiscal 2008, the Company repurchased a total of 0.4 million shares of common stock for $10.0 million at an average price of $25.38 using cash on hand. The Company’s current remaining share repurchase authorization was $40.0 million at June 29, 2008.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the second quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and are generally not specifically identifiable to individual restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 6 through 8 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, revenues and anticipated new restaurants are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the Company’s recent SEC filings.

Contact: P.F. Chang’s China Bistro, Inc.		(480) 888-3000

Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	June 29,	July 1,
	2008	2007
Revenues	$304,079	$266,823
Costs and expenses:
Cost of sales	82,869	72,766
Labor	101,109	90,307
Operating	49,907	42,198
Occupancy	17,836	15,561
General & administrative	19,128	15,684
Depreciation & amortization	17,431	13,500
Preopening expense	1,809	3,296
Partner investment expense	(500)	(468)

Total costs and expenses	289,589	252,844

Income from operations	14,490	13,979
Interest and other income (expense), net	(949)	179
Minority interest	(487)	(1,121)

Income from continuing operations before provision for income taxes	13,054	13,037
Provision for income taxes	(3,423)	(3,407)

Income from continuing operations	9,631	9,630
Loss from discontinued operations, net of tax	(233)	(353)

Net income	$9,398	$9,277

Basic income per share:
Income from continuing operations	$0.40	$0.37
Loss from discontinued operations, net of tax	(0.01)	(0.01)

Net income	$0.39	$0.36

Diluted income per share:
Income from continuing operations	$0.40	$0.37
Loss from discontinued operations, net of tax	(0.01)	(0.01)

Net income	$0.39	$0.36

Weighted average shares used in computation — basic	23,898	25,708

Weighted average shares used in computation — diluted	24,247	26,129

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended
	June 29,	July 1,
	2008	2007
Revenues	$612,659	$530,507
Costs and expenses:
Cost of sales	167,173	145,398
Labor	205,667	179,170
Operating	98,569	83,264
Occupancy	35,755	30,414
General & administrative	37,649	32,178
Depreciation & amortization	34,083	26,078
Preopening expense	4,633	5,835
Partner investment expense	(89)	(1,869)

Total costs and expenses	583,440	500,468

Income from operations	29,219	30,039
Interest and other income (expense), net	(1,883)	522
Minority interest	(1,192)	(2,768)

Income from continuing operations before provision for income taxes	26,144	27,793
Provision for income taxes	(6,849)	(7,405)

Income from continuing operations	19,295	20,388
Loss from discontinued operations, net of tax	(276)	(646)

Net income	$19,019	$19,742

Basic income per share:
Income from continuing operations	$0.81	$0.80
Loss from discontinued operations, net of tax	(0.02)	(0.03)

Net income	$0.79	$0.77

Diluted income per share:
Income from continuing operations	$0.79	$0.78
Loss from discontinued operations, net of tax	(0.01)	(0.02)

Net income	$0.78	$0.76

Weighted average shares used in computation — basic	23,935	25,598

Weighted average shares used in computation — diluted	24,271	26,088

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD Q2 2008

Units	259	269	283	299	316	316	332	341	341
Sales weeks	11,848	3,425	3,588	3,776	4,060	14,849	4,252	4,386	8,638
AWS	79,074	76,988	74,365	71,579	71,905	73,589	72,573	69,329	70,926

Revenues	936,864	263,684	266,823	270,282	291,933	1,092,722	308,580	304,079	612,659

Operating costs
Cost of sales	256,259	72,632	72,766	73,865	80,450	299,713	84,304	82,869	167,173
Labor	309,774	88,863	90,307	91,789	97,100	368,059	104,558	101,109	205,667
Operating	146,247	41,066	42,198	43,816	46,913	173,993	48,662	49,907	98,569
Occupancy	52,408	14,853	15,561	15,970	16,727	63,111	17,919	17,836	35,755
Minority interest	8,116	1,647	1,121	808	593	4,169	705	487	1,192
Depreciation & amortization	44,793	12,578	13,500	14,749	16,005	56,832	16,652	17,431	34,083
Restaurant operating income	119,267	32,045	31,370	29,285	34,145	126,845	35,780	34,440	70,220

Development costs
Preopening expenses	12,286	2,539	3,296	4,939	4,209	14,983	2,824	1,809	4,633
Partner investment expense	4,371	(1,401)	(468)	(71)	(72)	(2,012)	411	(500)	(89)

Other expenses
General and administrative (1)	56,030	16,494	15,684	17,186	17,604	66,968	18,521	19,128	37,649
Interest and other (income) expense, net	(1,315)	(343)	(179)	10	612	100	934	949	1,883
Provision for income taxes	13,712	3,998	3,407	1,618	2,540	11,563	3,398	3,451	6,849
Income from continuing operations	34,183	10,758	9,630	5,603	9,252	35,243	9,692	9,603	19,295
Loss from discontinued operations, net of tax	(930)	(293)	(353)	(328)	(2,206)	(3,180)	(43)	(233)	(276)
Net income	33,253	10,465	9,277	5,275	7,046	32,063	9,649	9,370	19,019

Income from continuing operations per FDS	$1.28	$0.41	$0.37	$0.21	$0.37	$1.36	$0.40	$0.40	$0.79

Fully diluted shares (FDS)	26,737	26,046	26,129	26,105	25,257	25,899	24,295	24,247	24,271

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.5%	27.3%	27.3%	27.6%	27.4%	27.3%	27.3%	27.3%
Labor	33.1%	33.7%	33.8%	34.0%	33.3%	33.7%	33.9%	33.3%	33.6%
Operating	15.6%	15.6%	15.8%	16.2%	16.1%	15.9%	15.8%	16.4%	16.1%
Occupancy	5.6%	5.6%	5.8%	5.9%	5.7%	5.8%	5.8%	5.9%	5.8%
Minority interest	0.9%	0.6%	0.4%	0.3%	0.2%	0.4%	0.2%	0.2%	0.2%
Depreciation & amortization	4.8%	4.8%	5.1%	5.5%	5.5%	5.2%	5.4%	5.7%	5.6%

Restaurant operating income	12.7%	12.2%	11.8%	10.8%	11.7%	11.6%	11.6%	11.3%	11.5%

Preopening expenses	1.3%	1.0%	1.2%	1.8%	1.4%	1.4%	0.9%	0.6%	0.8%
Partner investment expense	0.5%	(0.5%)	(0.2%)	(0.0%)	(0.0%)	(0.2%)	0.1%	(0.2%)	(0.0%)
General and administrative (1)	6.0%	6.3%	5.9%	6.4%	6.0%	6.1%	6.0%	6.3%	6.1%
Interest and other (income) expense, net	(0.1%)	(0.1%)	(0.1%)	0.0%	0.2%	0.0%	0.3%	0.3%	0.3%
Provision for income taxes	1.5%	1.5%	1.3%	0.6%	0.9%	1.1%	1.1%	1.1%	1.1%

Income from continuing operations	3.6%	4.1%	3.6%	2.1%	3.2%	3.2%	3.1%	3.2%	3.1%

Loss from discontinued operations, net of tax	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.8%)	(0.3%)	(0.0%)	(0.1%)	(0.0%)

Net income	3.5%	4.0%	3.5%	2.0%	2.4%	2.9%	3.1%	3.1%	3.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	119,267	32,045	31,370	29,285	34,145	126,845	35,780	34,440	70,220
Add: Minority interest	8,116	1,647	1,121	808	593	4,169	705	487	1,192
Less: General and administrative (1)	(56,030)	(16,494)	(15,684)	(17,186)	(17,604)	(66,968)	(18,521)	(19,128)	(37,649)
Less: Preopening expenses	(12,286)	(2,539)	(3,296)	(4,939)	(4,209)	(14,983)	(2,824)	(1,809)	(4,633)
Less: Partner investment expense	(4,371)	1,401	468	71	72	2,012	(411)	500	89

Income from operations	54,696	16,060	13,979	8,039	12,997	51,075	14,729	14,490	29,219

Note : Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

(1)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD Q2 2008

Units	152	153	157	162	172	172	177	182	182
Sales weeks	7,187	1,979	2,028	2,078	2,204	8,289	2,275	2,330	4,605
AWS	105,265	104,592	102,615	100,325	102,514	102,486	103,763	99,502	101,607
Revenues	756,634	207,028	208,174	208,544	225,997	849,743	236,089	231,972	468,061

Operating costs
Cost of sales	206,567	56,781	56,696	56,943	62,158	232,578	64,410	62,999	127,409
Labor	247,097	69,312	69,827	69,946	73,834	282,919	79,318	76,153	155,471
Operating	115,465	31,684	32,194	32,981	35,004	131,863	36,324	36,603	72,927
Occupancy	40,683	11,217	11,598	11,739	12,505	47,059	12,981	12,730	25,711
Minority interest	6,993	1,333	837	599	582	3,351	497	370	867
Depreciation & amortization	34,451	9,483	10,054	10,861	11,896	42,294	12,265	12,794	25,059
Restaurant operating income	105,378	27,218	26,968	25,475	30,018	109,679	30,294	30,323	60,617

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.4%	27.2%	27.3%	27.5%	27.4%	27.3%	27.2%	27.2%
Labor	32.7%	33.5%	33.5%	33.5%	32.7%	33.3%	33.6%	32.8%	33.2%
Operating	15.3%	15.3%	15.5%	15.8%	15.5%	15.5%	15.4%	15.8%	15.6%
Occupancy	5.4%	5.4%	5.6%	5.6%	5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	0.9%	0.6%	0.4%	0.3%	0.3%	0.4%	0.2%	0.2%	0.2%
Depreciation & amortization	4.6%	4.6%	4.8%	5.2%	5.3%	5.0%	5.2%	5.5%	5.4%

Restaurant operating income	13.9%	13.1%	13.0%	12.2%	13.3%	12.9%	12.8%	13.1%	13.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	105,378	27,218	26,968	25,475	30,018	109,679	30,294	30,323	60,617
Add: Minority interest	6,993	1,333	837	599	582	3,351	497	370	867
Less: Preopening expenses	(8,004)	(1,256)	(1,790)	(2,974)	(2,992)	(9,012)	(1,729)	(1,271)	(3,000)
Less: Partner investment expense	(3,475)	1,926	753	433	246	3,358	245	500	745

Income from operations	100,892	29,221	26,768	23,533	27,854	107,376	29,307	29,922	59,229

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD Q2 2008

Units	107	116	126	137	144	144	155	159	159
Sales weeks	4,661	1,446	1,560	1,698	1,856	6,560	1,977	2,056	4,033
AWS	38,668	39,177	37,592	36,359	35,523	37,037	36,667	35,071	35,854
Revenues	180,230	56,656	58,649	61,738	65,936	242,979	72,491	72,107	144,598

Operating costs
Cost of sales	49,692	15,851	16,070	16,922	18,292	67,135	19,894	19,870	39,764
Labor	62,677	19,551	20,480	21,843	23,266	85,140	25,240	24,956	50,196
Operating	30,782	9,382	10,004	10,835	11,909	42,130	12,338	13,304	25,642
Occupancy	11,725	3,636	3,963	4,231	4,222	16,052	4,938	5,106	10,044
Minority interest	1,123	314	284	209	11	818	208	117	325
Depreciation & amortization	9,205	2,823	3,164	3,417	3,718	13,122	4,056	4,276	8,332
Restaurant operating income	15,026	5,099	4,684	4,281	4,518	18,582	5,817	4,478	10,295

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.6%	28.0%	27.4%	27.4%	27.7%	27.6%	27.4%	27.6%	27.5%
Labor	34.8%	34.5%	34.9%	35.4%	35.3%	35.0%	34.8%	34.6%	34.7%
Operating	17.1%	16.6%	17.1%	17.5%	18.1%	17.3%	17.0%	18.5%	17.7%
Occupancy	6.5%	6.4%	6.8%	6.9%	6.4%	6.6%	6.8%	7.1%	6.9%
Minority interest	0.6%	0.6%	0.5%	0.3%	0.0%	0.3%	0.3%	0.2%	0.2%
Depreciation & amortization	5.1%	5.0%	5.4%	5.5%	5.6%	5.4%	5.6%	5.9%	5.8%

Restaurant operating income	8.3%	9.0%	8.0%	6.9%	6.9%	7.6%	8.0%	6.2%	7.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	15,026	5,099	4,684	4,281	4,518	18,582	5,817	4,478	10,295
Add: Minority interest	1,123	314	284	209	11	818	208	117	325
Less: Preopening expenses	(4,283)	(1,283)	(1,506)	(1,965)	(1,217)	(5,971)	(1,095)	(538)	(1,633)
Less: Partner investment expense	(896)	(525)	(285)	(362)	(174)	(1,346)	(656)	—	(656)

Income from operations	10,970	3,605	3,177	2,163	3,138	12,083	4,274	4,057	8,331

Note:	General and administrative expenses are reflected in the Company’s consolidated results

P.F. Chang’s China Bistro

Supplemental Sales Information (Company Owned)
Year of Unit Opening (1)

	Pre-2001	2001	2002	2003	2004	2005	2006	2007	2008	Total

Units	51	13	14	18	18	18	20	20	10	182

Sales (000)

1Q08	77,380	19,067	18,306	25,155	20,281	21,118	23,785	26,976	3,992	236,060
2Q08	74,274	18,060	17,363	24,390	19,911	20,332	23,076	25,122	9,312	231,840

2008	151,654	37,127	35,669	49,545	40,192	41,450	46,861	52,098	13,304	467,900

Average Weekly Sales (AWS)

1Q08	116,712	112,823	100,580	107,502	86,670	90,248	91,482	103,752	102,364	103,763
2Q08	112,028	106,861	95,399	104,231	85,088	86,890	88,754	96,623	99,059	99,502

2008	114,370	109,842	97,990	105,867	85,879	88,569	90,118	100,187	100,028	101,607

Year-Over-Year Change in AWS (2)

1Q08	-0.4%	1.4%	0.6%	0.8%	0.6%	0.2%	-7.9%	3.5%	—	-0.8%
2Q08	-3.0%	-0.5%	0.0%	-0.5%	-2.8%	-2.1%	-4.9%	-13.9%	—	-2.7%

2008	-1.7%	0.5%	0.3%	0.1%	-1.1%	-1.0%	-6.4%	-13.1%	—	-1.7%

Year-Over-Year Change Comp Store Sales (3)

Units	51	13	14	18	18	18	20	—	—	152

1Q08	-0.4%	1.4%	0.6%	0.8%	0.6%	0.2%	-2.0%	—	—	0.1%
2Q08	-3.0%	-0.5%	0.0%	-0.5%	-2.8%	-2.1%	-4.7%	—	—	-2.3%

2008	-1.7%	0.5%	0.3%	0.1%	-1.1%	-1.0%	-3.8%	—	—	-1.1%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information
Year of Unit Opening (1)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	Total

Units	1	4	11	17	20	24	30	37	15	159

Sales (000)

1Q08	730	2,086	5,725	8,942	10,617	11,441	13,494	15,167	4,289	72,491
2Q08	697	1,988	5,393	8,570	10,296	11,049	13,121	14,515	6,478	72,107

2008	1,427	4,074	11,118	17,512	20,913	22,490	26,615	29,682	10,767	144,598

Average Weekly Sales (AWS)

1Q08	56,165	40,115	40,034	40,460	40,833	36,669	34,599	31,531	40,863	36,667
2Q08	53,587	38,234	37,713	38,776	39,601	35,412	33,645	30,178	35,204	35,071

2008	54,876	39,175	38,874	39,618	40,217	36,040	34,122	30,855	37,260	35,854

Year-Over-Year Change in AWS (2)

1Q08	-6.7%	-8.4%	-7.6%	-4.7%	-0.7%	-0.5%	-2.1%	-18.7%	—	-3.5%
2Q08	-5.5%	-5.1%	-8.1%	-7.0%	-1.7%	-0.9%	-1.6%	-14.8%	—	-4.5%

2008	-6.1%	-6.8%	-7.9%	-5.8%	-1.2%	-0.7%	-1.9%	-15.8%	—	-4.0%

Year-Over-Year Change Comp Store Sales (3)

Units	1	4	11	17	20	24	30	3	—	110

1Q08	-6.7%	-8.4%	-7.6%	-4.7%	-0.7%	-0.5%	1.4%	—	—	-2.4%
2Q08	-5.5%	-5.1%	-8.1%	-7.0%	-1.7%	-0.9%	-1.3%	-0.9%	—	-3.2%

2008	-6.1%	-6.8%	-7.9%	-5.8%	-1.2%	-0.7%	-0.2%	-0.9%	—	-2.8%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.